                                                                  Exhibit 10.2


                            JAPANESE SECURITY AGREEMENT

       THIS AGREEMENT, made and entered into this 23rd day of April, 1998 by and between Tower Records Kabushiki Kaisha, a Japanese corporation having its principal office at 15-9, Minami Shinagawa 2-chome, Shinagawa-ku, Tokyo, Japan ("TRKK"), and The Chase Manhattan Bank, a New York banking corporation ("Chase"), as collateral agent (the "Collateral Agent") for the Secured Parties (as defined below).

                                    WITNESSETH:

       WHEREAS, a Credit Agreement dated as of April 23, 1998 (as amended, supplemented or otherwise modified from time to time, the "Credit Agreement") has been entered into by and among MTS, Incorporated, a California corporation ("MTS"), TRKK (MTS and TRKK being hereinafter collectively referred to as the "Borrowers"), the lenders from time to time party thereto (the "Lenders") and Chase, as administrative agent for the Lenders;

       WHEREAS, a Guarantee Agreement dated as of April 23, 1998 (as amended, supplemented or otherwise modified from time to time, the "Guarantee Agreement") has been entered into by and among MTS, the other Guarantors named therein and the Collateral Agent;

       WHEREAS, the Lenders have agreed to make Loans to the Borrowers upon the terms and subject to the conditions set forth in the Credit Agreement, and each of the Guarantors has agreed to guarantee, among other things, all the obligations of the Borrowers under the Credit Agreement; and

       WHEREAS, the obligations of the Lenders to make Loans are conditional upon, among other things, the execution and delivery by TRKK of a security agreement in the form hereof to secure the Obligations (as defined below).

       NOW, THEREFORE, the parties hereto agree as follows:

                                   ARTICLE I

                                  DEFINITIONS

SECTION 1.  DEFINITION OF CERTAIN TERMS USED HEREIN

       As used herein, the following terms shall have the following meanings:

       "ACCOUNTS RECEIVABLE" means the accounts receivable set forth in
Schedule III hereto.

       "DESIGNATED LOCATIONS" means the locations set forth in Schedule II hereto, provided that TRKK hereby represents and warrants that, as of the date hereof, the locations set forth in Schedule II hereto constitute all locations at which any compact discs and other goods of TRKK are located, and provided further that if TRKK shall, after the date hereof, locate any compact discs or other goods at any location other than a Designated Location set forth in such Schedule II, TRKK shall forthwith notify in writing the Collateral Agent thereof, and such location shall henceforth constitute a Designated Location for all purposes of this Agreement.

       "EVENT OF DEFAULT" means any Event of Default as defined in Section
7.01 of the Credit Agreement.

       "INVENTORY" means the goods set forth in Schedule I hereto.

       "JAPANESE LOANS" means any and all loans made by the Lenders to TRKK pursuant to the Credit Agreement.

       "OBLIGATIONS" means (a) the due and punctual payment of (i) the principal of and interest (including interest accruing during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding) on the Japanese Loans, when and as due, whether at maturity, by acceleration, upon one or more dates set for prepayment or otherwise, and (ii) all other monetary obligations, including fees, costs, expenses and indemnities, whether primary, secondary, direct, contingent, fixed or otherwise (including monetary obligations incurred during the pendency of any bankruptcy, insolvency, receivership or other similar proceeding, regardless of whether allowed or allowable in such proceeding), of TRKK to the Secured Parties under the Credit Agreement, the Guarantee Agreement and the other Loan

Documents and (b) all obligations of TRKK, monetary or otherwise, under each Hedging Agreement entered into to fix or limit interest rate or exchange rate risk associated with the Japanese Loans under the Credit Agreement with a counterparty that was a Lender at the time such Hedging Agreement was entered into, but only if such Lender and TRKK expressly agree that such obligations referred to in (b) above shall constitute "Obligations".

       "SECURED PARTIES" means (a) the Lenders, (b) the Administrative Agent,
(c) the Collateral Agent, (d) each counterparty to a Hedging Agreement entered into with any Borrower if such counterparty was a Lender at the time the Hedging Agreement was entered into, (e) the beneficiaries of each indemnification obligation undertaken by TRKK under any Loan Document and (f) the successors and assignees of each of the foregoing.

       Capitalized terms used herein without definition shall have the meanings assigned thereto in the Credit Agreement.

                                     ARTICLE II

                        ASSIGNMENT OF INVENTORY AS SECURITY

SECTION 2.  ASSIGNMENT OF INVENTORY

       2.1 TRKK hereby assigns to the Collateral Agent and its successors and assignees, for the ratable benefit of the Secured Parties, all Inventory which is currently located at the Designated Locations, as security (JOHTO TAMPO) for the payment in full of the present and future Obligations. TRKK hereby delivers all Inventory currently located at the Designated Locations to the Collateral Agent by way of SENYU KAITEI within the meaning of Article 183 of the Civil Code of Japan.

       2.2 All goods henceforth placed in each Designated Location shall, forthwith upon such placement, be automatically added to the Inventory and assigned by TRKK to the Collateral Agent and its successors and assignees, for the ratable benefit of the Secured Parties, as security (JOHTO TAMPO) for the payment or performance, as the case may be, in full of the present and future Obligations, without any action to be taken by either TRKK or the Collateral Agent. Thereupon, such goods shall be deemed to have been delivered by TRKK to the Collateral Agent by way of SENYU KAITEI within the meaning of Section 183 of the Civil Code of Japan.

        2.3 For the purpose of creation of security (JOHTO TAMPO) provided in Sections

2.1 and 2.2 hereof, title to the Inventory shall pass from TRKK to the Collateral Agent and its successors and assignees, for the ratable benefit of the Secured Parties, forthwith upon assignment thereof pursuant to Section
2.1 or 2.2 hereof, not only VIS-A-VIS third parties but also as between TRKK and the Collateral Agent.

       2.4 TRKK hereby warrants and covenants that the Inventory is, and will be, free from any and all lien, pledge, mortgage or other encumbrance which may be prejudicial to the interests of the Secured Parties subject only to Liens permitted pursuant to Section 6.02 of the Credit Agreement.

SECTION 3.  POSSESSION AND MANAGEMENT OF INVENTORY

       TRKK, on behalf of the Collateral Agent, shall retain possession of the Inventory assigned by it to the Collateral Agent as security (JOHTO TAMPO) hereunder, and shall hold such Inventory in custody with the care of a good manager.

SECTION 4.  DISPOSITION OF INVENTORY

       4.1 TRKK shall not sell, transfer, process, lease or otherwise dispose of any Inventory, except as permitted under Section 4.2 hereof.

       4.2 TRKK may sell, transfer, process, lease or otherwise dispose of the Inventory held by it in the ordinary course of its business; provided, however, that upon the occurrence of any Event of Default, the Collateral Agent may prohibit such disposition by TRKK by giving a written notice to that effect to TRKK.

SECTION 5.  INDICATION

       TRKK shall place at all the Designated Locations, and/or affix to all the Inventory, such signs, labels or other appropriate indications as may be instructed by the Collateral Agent, stating, so as to be clearly apparent and understandable to any third party viewing such signs, labels or other indications, that the Inventory has been assigned as security to the Collateral Agent; provided, however, that such signs, labels or other indications placed at TRKK's shops shall not be visible to any retail customers of TRKK or to other tenants of the buildings where its shops are located.

SECTION 6.  REPORTS AND INSPECTION CONCERNING INVENTORY

       6.1 TRKK shall maintain daily records of the types, amounts and quantities of all goods added to or removed from the Inventory at each of the Designated Locations.

       6.2 On or prior to the 10th day of each month, TRKK shall submit to the Collateral Agent copies of the records showing the additions to and removals from the Inventory held by TRKK during the immediately preceding month, together with a report setting forth a breakdown of the Inventory held by it at each of the Designated Locations as of the end of such immediately preceding month.

       6.3 The Collateral Agent and its directors, officers, employees and agents shall have the right at any time (i) to have access to any Designated Location to inspect the Inventory and (ii) to peruse, and makes copies of, the records referred to in Section 6.2 hereof and the books and accounts of TRKK for the purpose of verification of the status and condition of the Inventory. TRKK shall extend full cooperation to the Collateral Agent and its directors, officers, employees and agents in exercising their rights under this Section 6.3. The Collateral Agent shall have the right to share any information it gains from such inspection with any Secured Party (it being understood that any such information shall be deemed to be AInformation@ subject to the provisions of Section 9.12 of the Credit Agreement).

SECTION 7.  INSURANCE

       7.1 TRKK shall, at its expense, maintain, with financially sound and reputable insurance companies, insurance on the Inventory in such amounts and against such risks as are customarily maintained by companies engaged in the same or similar businesses operating in the same or similar locations.

       7.2 TRKK shall deliver to the Collateral Agent the insurance policy in respect of its insurance as provided under Section 7.1 above and shall take all steps necessary for the Collateral Agent to receive the full amount of the insurance money receivable under such insurance.

       7.3 If TRKK fails to enter into or continue or renew an agreement relating to insurance as provided under Section 7.1 above (an "Insurance Agreement"), the Collateral Agent, on behalf of TRKK, shall be entitled to enter into or continue or renew such Insurance Agreement on behalf of TRKK. In such case, TRKK shall reimburse the

Collateral Agent for all insurance premiums and other costs and expenses incurred by the Collateral Agent in connection therewith, together with a delinquency charge thereon at a rate of 14% per annum (computed on the basis of a 365-day year) for the period from (and including) the date of disbursement thereof by the Collateral Agent to (and including) the date of reimbursement thereof by TRKK to the Collateral Agent.

       7.4 TRKK shall comply with such instructions as may be given by the Collateral Agent in connection with any continuance, renewal or amendment of, or change in, any Insurance Agreement of TRKK, and in connection with the treatment of any loss of or damage to the Inventory.

       7.5 The Collateral Agent shall be entitled to apply any insurance money received by it under the Insurance Agreements to the payment of any Obligations, regardless of the due date thereof.

SECTION 8.  COMPENSATION

       If any goods contained in the Inventory cause damage to any third party, TRKK shall be responsible for resolving any dispute arising therefrom and pay any required compensation in connection therewith.

SECTION 9.  COSTS AND EXPENSES RELATING TO INVENTORY

       All costs, expenses, taxes and charges for storage, maintenance, management, transfer and repair of the Inventory shall be for the account of, and borne by, TRKK.

SECTION 10.  REMEDY

       10.1 Upon the occurrence of any Event of Default, the Collateral Agent shall be free to dispose of the Inventory in such manner and order, on such schedule and at such price as may be reasonably determined by it, and without taking any legal action against TRKK. TRKK shall not be entitled to make any objection to the manner, schedule or price of, or other matters pertaining to, such disposition by the Collateral Agent.

       10.2 The Collateral Agent shall apply all amounts acquired by it through the disposal of the Inventory under Section 10.1 hereof, less all costs and expenses of such disposal, to the payment of all or part of the Obligations in such manner and order, and on such schedule, as may be determined by the Collateral Agent in its sole discretion.

       10.3 Any surplus remaining after the application of proceeds of the disposition of the Inventory under Section 10.2 hereof shall be paid over by the Collateral Agent to TRKK, its successors or assigns.

                                    ARTICLE III

                   ASSIGNMENT OF ACCOUNTS RECEIVABLE AS SECURITY

SECTION 11.  AGREEMENT OF ASSIGNMENT OF ACCOUNTS RECEIVABLE

       TRKK hereby agrees that, forthwith upon request by the Collateral Agent, all the Accounts Receivable which are currently held, or will in the future be acquired, by TRKK shall automatically be assigned to the Collateral Agent and its successors and assignees, for the ratable benefit of the Secured Parties, as security (JOHTO TAMPO) for the payment in full of the present and future Obligations, without any action to be taken by either TRKK or the Collateral Agent.

SECTION 12.  REPORTS AND INSPECTION CONCERNING ACCOUNTS RECEIVABLE

       12.1 On or prior to the 10th day of each month, TRKK shall submit to the Collateral Agent a report, substantially in the form attached as Schedule IV hereto, setting forth a breakdown of the Accounts Receivable held by it at the end of the immediately preceding month. TRKK shall also promptly submit such report to the Collateral Agent at any time, if so requested by the Collateral Agent. In addition, TRKK shall promptly submit to the Collateral Agent such other documents and materials with respect to the Accounts Receivable as may be requested by the Collateral Agent.

       12.2 The Collateral Agent and its directors, officers, employees and agents shall have the right at any time, during ordinary business hours, to have access to, and to peruse and make copies of, the Pertinent Documents (as defined below) and the books and accounts of TRKK for the purpose of verification of the status and condition of its Accounts Receivable. TRKK shall fully cooperate with the Collateral Agent and its directors, officers, employers and agents in connection with the foregoing.

SECTION 13.  NOTICE OR CONSENT

       13.1 Forthwith upon receipt by TRKK of a request from the Collateral Agent under Section 11 hereof, TRKK shall (i) give notice of the assignment of the Accounts

Receivable to the debtors thereof or (ii) obtain consents without objection from the debtors thereof, in either such case expressed in an instrument certified as to date (KAKUTEI HIZUKE). In such case, TRKK shall promptly submit to the Collateral Agent (x) documents verifying the giving or receipt of all such notices or consents, (y) the executed originals of the agreements, contracts or other instruments under which such Accounts Receivable were created and (z) such other documents as may be legally or practically necessary for the Collateral Agent to collect all amounts payable under such Accounts Receivable (such agreements, contracts, instruments and documents being hereinafter referred to as the "Pertinent Documents").

       13.2 Notwithstanding the provisions of Section 13.1 hereof, the Collateral Agent may, whenever it deems necessary, require TRKK to deliver the Pertinent Documents to it forthwith.

       13.3 As soon as practicable, but in any event within 30 days, after execution of this Agreement, TRKK shall deposit with the Collateral Agent forms of notice of assignment of the Accounts Receivable from TRKK to the debtors thereof (executed and sealed by TRKK) substantially in the form attached hereto (together with an English translation thereof) as Schedule V and in such number as may be designated by the Collateral Agent. If the Collateral Agent deems it necessary for the protection of the interests of the Secured Parties due to TRKK's financial difficulties, it may fill in all pertinent matters on such deposited forms on behalf of TRKK and give notices of assignment of the Accounts Receivable under the name of TRKK to debtors using the completed forms, and may also, as agent of TRKK, give notices of assignment of the Accounts Receivable to the debtors thereof in any other manner permitted by law.

       13.4   Without prejudice to the generality of the provisions of
Section 5.09 (c) and (d) of the Credit Agreement, in the event that the new Japanese law, the bill of which was entitled "the Bill of Special Rules of the Civil Code regarding Method of Perfection of Assignment of Credit" and approved by the Cabinet meeting and submitted to the Diet in 1998, comes into effect as a new law, TRKK shall take any and all steps deemed necessary or advisable by the Collateral Agent and/or the Lenders to perfect the security interests created hereunder in accordance with such new law.

SECTION 14.  INFRINGEMENT

       14.1 TRKK shall not take any action with respect to the Accounts Receivable which may be prejudicial to the interests of the Secured Parties, including, without limitation, assignment, sale or other disposition of the Accounts Receivable (other than that contemplated hereby) and the creation of any lien, pledge, mortgage or other encumbrance on the Accounts Receivable for the benefit of any third party.

       14.2 TRKK shall give notice to the Collateral Agent forthwith upon the occurrence of any event which causes, or may cause, adverse effects to the Accounts Receivable.

SECTION 15.  CONSENT FROM GUARANTOR

       Forthwith upon request by the Collateral Agent to TRKK, TRKK shall obtain from each of the guarantors (if any) of the Accounts Receivable a consent to the assignment (or TRKK's agreement to the assignment) of the Accounts Receivable hereunder.

SECTION 16.  CHANGE IN ACCOUNTS RECEIVABLE

       If there has been any change in the address, trade name or the representatives of the debtor or the guarantor of any Account Receivable held by TRKK, TRKK shall immediately notify the Collateral Agent thereof.

SECTION 17.  ADMINISTRATION AND COLLECTION OF ACCOUNTS RECEIVABLE

       17.1 The Collateral Agent hereby entrusts TRKK with, and TRKK hereby undertakes, the administration and collection of the Accounts Receivable assigned by TRKK to the Collateral Agent hereunder. TRKK shall, at its expense and free of charge, administer and collect the Accounts Receivable with the care of a good manager; provided, however, that TRKK shall be free to use any money collected by it under the Accounts Receivable for its own business until the occurrence of any Event of Default, whereupon TRKK shall immediately transfer all the collected moneys held by it to the Collateral Agent.

       17.2 Forthwith upon the occurrence of any Event of Default, TRKK shall submit to the Collateral Agent a report setting forth the status of the collection of the Accounts Receivable which have been entrusted by the Collateral Agent to TRKK under Section 17.1 hereof. TRKK shall comply with such instructions as may be given by the Collateral Agent in connection with the administration or collection of the Accounts Receivable.

       17.3 Upon the occurrence of any Event of Default, the Collateral Agent may revoke its entrustment to TRKK under Section 17.1 hereof. Forthwith upon revocation of such entrustment, TRKK shall deliver to the Collateral Agent all the Pertinent Documents, and shall notify the debtors of the Accounts Receivable to that effect. TRKK shall, upon request by the Collateral Agent, give assistance to it, as may be necessary for its collection of the Accounts Receivable.

       17.4 Upon collection of any Account Receivable by the Collateral Agent, or upon receipt by the Collateral Agent of any amount collected by TRKK under Section 17.1 hereof, the Collateral Agent shall apply the amount so collected or received by it to the payment of all or part of the Obligations in such manner and order, and on such schedule, as may be determined by the Collateral Agent in its sole discretion.

SECTION 18.  DISPOSITION OF ACCOUNTS RECEIVABLE

       Upon the occurrence of any Event of Default, the Collateral Agent may sell, transfer or otherwise dispose of any Accounts Receivable, and TRKK shall not be entitled to make any objection to such disposition. The provisions of Section 17.4 hereof shall be applicable to the proceeds of any such disposition.

SECTION 19.  TRANSFER OF SECURITY

       If any Account Receivable held by TRKK is secured by a pledge, mortgage (including, without limitation, NETEITO) or other charge, TRKK shall, upon request by the Collateral Agent, take any and all action necessary for perfection of such pledge, mortgage or other charge VIS-A-VIS third parties (including, without limitation, application for registration of the assignment of such pledge, mortgage or other charge to the Collateral Agent).

                                     ARTICLE IV

                                   MISCELLANEOUS

SECTION 20.  NOTICE

       If any of the following events occurs with respect to TRKK, TRKK shall forthwith notify the Collateral Agent thereof:

       (i) transfer outside the Designated Locations, destruction, loss or theft of a material portion of the Inventory;

       (ii) assertion by any third party to TRKK of title or other rights relating to the Inventory or the Accounts Receivable; or

       (iii) filing of any petition for attachment, provisional attachment, provisional disposition or other enforcement against the Inventory or the Accounts Receivable.

SECTION 21.  COSTS AND EXPENSE

       Except as otherwise provided herein, all reasonable costs and expenses relating hereto, including, without limitation, costs and expenses for execution hereof and performance of obligations hereunder, and all reasonable costs and expenses for resolution of disputes relating to the Inventory or the Accounts Receivable to which the Collateral Agent is involved, shall be for the account of, and borne by, TRKK.

SECTION 22.  CONFIDENTIALITY

       Neither party hereto may disclose to a third party any information regarding the other party's business which may be acquired by the first party under this Agreement, except that such information may be disclosed (a) to its directors, officers, employees and agents, including accountants, legal counsel and other advisors or (b) to the Secured Parties by the Collateral Agent or (c) with the written consent of such other party or (d) to the extent such information becomes (i) publicly available other than as a result of a breach of this Section or (ii) available to the first party on a nonconfidential basis from a source other than such other party or (e) if the Collateral Agent or a Secured Party is required to disclose such information by any competent governmental authority or agency thereof pursuant to any applicable law or regulation or administrative guidance.

SECTION 23.  CONCLUSION

       23.1 This Agreement shall continue in full force and effect until all the present and future Obligations have been paid or performed, as the case may be, in full (other than inchoate indemnity Obligations), and the Commitments have terminated whereupon this Agreement shall terminate, and title to the Inventory and the Accounts Receivable (if assigned to the Collateral Agent) shall revert from the Collateral Agent to TRKK.

       23.2 If at any time when no Default shall have occurred and be continuing TRKK shall have outstanding any senior, unsecured, non-credit enhanced long-term Indebtedness for borrowed money that shall be rated BBB- or better by Standard & Poor's Ratings Group and Baa3 or better by Moody's Investors Service, Inc., the security interests granted hereby shall be automatically released.

SECTION 24.  ENTIRE AGREEMENT

       24.1 This Agreement constitutes the entire agreement between the parties hereto relating to the subject matter hereof and shall supersede all previous communications, oral or written, between the parties hereto with respect to the subject matter hereof.

       24.2 If there is in effect at any time an Agreement on Bank Transactions between TRKK and any of the Secured Parties, the provisions of such Agreement on Bank Transactions shall not apply to any Japanese Loan or other transaction contemplated by this Agreement, nor shall they apply to any security established by TRKK hereunder in favor of the Secured Parties, notwithstanding anything to the contrary contained in such Agreement on Bank Transactions.

SECTION 25.  AMENDMENT

       This Agreement may not be amended or supplemented except by written agreement executed by the parties hereto.

SECTION 26.  WAIVER

       No waiver of any provision, right or remedy under this Agreement on one or more occasions shall constitute a waiver of the same or any other provision, right or remedy under this Agreement on any other occasion.

SECTION 27.  GOVERNING LAW AND JURISDICTION

       27.1 This Agreement shall be governed by, and construed in accordance with, the laws of Japan.

       27.2 Any legal action against TRKK relating to this Agreement may be instituted in the Tokyo District Court, to the jurisdiction of which TRKK hereby expressly and irrevocably agrees to submit. Such action may also be instituted in any other competent court.

       IN WITNESS WHEREOF, the parties hereto have duly executed this Agreement as of the day and year first above written.


                                      TOWER RECORDS KABUSHIKI KAISHA


                                      by  [SIG]
                                         ---------------------------
                                         Name:
                                         Title:

                                      THE CHASE MANHATTAN BANK
                                         as Collateral Agent


                                      by  /s/ Marian N. Schulman
                                         ---------------------------
                                         Name:  Marian N. Schulman
                                         Title:  Vice President

                                                                   Schedule I

                                 INVENTORY

Compact discs (CDs) and all other goods located at the shops, warehouses, offices and any other space in the Designated Locations.

                                                                    Schedule II


                                      Designated Locations


          Name                            Address
----------------------------    ----------------------------
Tower Records Sapporo Privy     Privy 2F, 3F
                                Nishi 2-chome, Minami Nijo, Chuo-ku, Sapporo,
                                Hokkaido, 060-0062

Tower Records Shibuya           1-22-14, Jinnan, Shibuya-ku, Tokyo, 150-0041

Tower Records Yokohama          Casa Montomachi 2F,
                                1-1, Ishikawa-cho, Naka-ku, Yokohama, Kanagawa,
                                231-0868

Tower Records Sendai            Forus 8F,
                                3-11-15, Ichiban-cho, Aoba-ku, Sendai, Miyagi,
                                980-0811

Tower Records Kyoto             Kawarmachi Vivre 6F,
                                595-1, Takoyakushi, Nishiiru Uradera-cho,
                                Kawarmachi-dori, Nakakyo-ku, Kyoto, 604-8041

Tower Records Hiroshima         Hiroshima Parco 10F
                                10-1, Hon Dori, Naka-ku, Hiroshima, 730-0035

Tower Records Ikebukuro         Ikebukuro P'Parco 5F, 6F
                                1-50-35, Higashi Ikebukuro, Toshima-ku, Tokyo,
                                170-0013

Tower Records Nagoya Parco      Nagoya Parco East 6F,
                                3-29-1, Sakae, Naka-ku, Nagoya, Aichi, 460-0008

Tower Records Hachioji          Sigma Game Fantasia Bldg. 5F
                                11-3, Azuma-cho, Hachioji, Tokyo, 192-0082

Tower Records Shinsaibashi      2-9-22, Nishi Shinsaibashi, Chuo-ku, Osaka,
                                542-0086

Tower Records Himeji            Himeji Forus West 5F,
                                100 Higashi Ekimae-cho, Himeji, Hyogo, 670-0926

Tower Records Kawasaki          Cine Citta Kawasaki 1F,
                                1-15, Ogawa-cho, Kawasaki-ku, Kawasaki,
                                Kanagawa, 210-0023

Tower Records Niigata           Kamino Furumachi 5F,
                                7-938, Furumachi-dori, Niigata, 951-8063

Tower Records Shinjuku Lumine   Shinjuku Lumine 2 6F,
                                3-38-2, Shinjuku, Shinjuku-ku, Tokyo 160-0022


         Name                                                           Address
------------------------                              ---------------------------------------------
Tower Records Chiba                                   Chiba Parco 7F,
                                                      2-2-2, Chuo, Chuo-ku, Chiba, 260-0013

Tower Records Fukuoka                                 Shoppers Fukuoka 7F,
                                                      4-4-11, Tenjin, Chuo-ku, Fukuoka 810-0001

Tower Records Kobe                                    Sannomiya Vivre 6P,
                                                      1-5-26, Sannomiya-cho, Chuo-ku, Kobe, Hyogo,
                                                      650-0021

Tower Records Shinjuku East                           Musashino-Kan 2F,
                                                      3-27-10, Shinjuku, Shinjuku-ku, Tokyo 160-0022

Tower Records Hamamatsu                               Act Plaza 4F,
                                                      111-2, Itaya-cho, Hamamatsu, Shizuoka, 430-7704

Tower Records Kichijoji                               May's One Bldg. 2F, 3F,
                                                      2-12-12, Kichijoji Honcho, Musashino, Tokyo
                                                      180-0004

Tower Records Nagoya                                  Chubu Kintetsu Dept. Store 9F,
  Kintetsu Pas, se                                    1-2-2, Naeki, Nakamura-ku, Nagoya, Aichi, 450-0002

Tower Records Okayama                                 Okayama Opa 4F,
                                                      6-30, Hon-cho, Okayama, 700-0901

Tower Records Nagano                                  K's Square 4F, 5F,
                                                      1-3-6, Minami Chitose-cho, Nagano, 380-0822

Tower Records Kokura                                  Lafore Harajuku Kokura 6F,
                                                      2-14-5, Asano, Kokura Kita-ku, Kitakyushu Fukuoka,
                                                      802-0001

Tower Records Kumamoto                                The Fine Bldg. 3F, 4F,
                                                      4-12, Tedorihoncho, Kumamoto, 860-0808

Tower Records Umeda                                   Osaka Maru Bldg. B1,
                                                      1-9-20, Umeda, Kita-ku, Osaka, 530-0001

Tower Records Kanazawa                                Kanazawa Temisu, 4F,
                                                      1-4-20, Katamachi, Kanazawa, Ishikawa, 920-0981

Tower Records Naha                                    Naha Opa 6F,
                                                      2-8-19, Matsuo, Naha, Okinawa, 900-0014

Tower Records Kagoshima                               Takapla 5F,
                                                      1-12, Sennichi-cho, Kagoshima, 892-0843

Tower Records Sagamiono                               Regaro 4F,
                                                      3498-87, Kamitsuruma, Sagamihara, Kanagawa,
                                                      228-0802

Tower Records Matsuyama                               Lafore Harajuku Matsuyama 4F,
                                                      2-3, Ichibancho, Matsuyama, Ehime, 790-0001


          Name                                    Address
----------------------------    ---------------------------------------------
Tower Records Minamikoshigaya   Minamikoshigaya Opa 5F,
                                1-15-1, Minamikoshigaya, Koshigaya, Saitama,
                                343-0845

Tower Records Sapporo Pivot     Pivot 7F, 8F,
                                Nishi 4-chome, Minami Nijo, Chuo-ku, Sapporo
                                Hokkaido, 060-0062

Tower Records Oita              Oita Forus, B1F,
                                1-chome 2-7, Chuo-cho, Oita, 870-0035

Tower Records Wakayama          Wakayama Vivre 8F,
                                1-73, Motodara-cho, Wakayama, 640-8024

Tower Records Takasaki          Takasaki Vivre B1F,
                                46-1, Yajima-cho, Takasaki, Gunma, 370-0849

Tower Records Otsu              Otsu Parco 5F,
                                14-30, Utsidehama, Otsu, Shiga, 520-0806

Tower Records Machida           Be me Machidadaimaru 8F,
                                6-2-6, Haramachida, Machida, Tokyo, 194-0013

Tower Records Akita             Akita Forus, B1F
                                4-2, Senshu Kubota-machi, Akita, 010-0874

Tower Records Utsunomiya        Utsunomiya Parco 9F,
                                3-1-1, Baba-dori, Utsunomiya, Tochigi, 320-0026

Tower Records Fujisawa          Fujisawa Opa 8F,
                                22-3, Minami Fujisawa, Fujisawa, Kanagawa, 251-0055

Tower Records Return Warehouse  Tokyo SRC Bldg., A-5F
                                1-1-1 Katsujima Shinagawa-ku, Tokyo 140-0012

Tower Records Warehouse         2-15-9, Minami Shinagawa, Shinagawa-ku,
                                Tokyo, 140-8667


                                                                  Schedule III


                                ACCOUNTS RECEIVABLE

GENERAL DESCRIPTION OF
ACCOUNTS RECEIVABLE:          All accounts receivable arising from the business
                              of TRKK, including, without limitation, (i) accounts receivable from retailers for the wholesale by TRKK of CDs or any other goods, (ii) accounts receivable from department stores for services rendered by TRKK and (iii) accounts receivable from credit companies in respect of the sale by TRKK of CDs or any other goods.

ACCOUNTS RECEIVABLE OUTSTANDING
AS OF THE DATE OF THIS AGREEMENT:

      (i) Accounts receivable from retailers for the wholesale by TRKK of CDs and other goods for month of February 1998.

      (ii) Accounts receivable for March 1998 sales at the stores payable in April 1998.

      (iii) Accounts receivable from credit companies (Visa/JCB/Diners/Amex) in respect of the sale by TRKK of CDs and other goods for month of March 1998.


       (ii) Accounts receivable for March sales at the stores payable in April 1998.
       ---------------------------------------------------------------------------------------
       TENANTO NAME                  STORE NAME                         DEPOSIT ESTIMATE (YEN)
       ---------------------------------------------------------------------------------------
       Wanda                         SAPPORO PRIVY                              22,270,524
       ---------------------------------------------------------------------------------------
       Forus                         SENDAI                                     24,601,515
                                     ---------------------------------------------------------
                                     HIMEJI                                     22,951,436
                                     ---------------------------------------------------------
                                     OITA                                       23,150,386
                                     ---------------------------------------------------------
                                     AKITA                                      27,313,323
                                     ---------------------------------------------------------
                                            Forus Total                         98,016,660
      ---------------------------------------------------------------------------------------
      MYCAL                          KYOTO                                      14,072,252
                                     ---------------------------------------------------------
                                     KOBE                                       37,502,082
                                     ---------------------------------------------------------
                                     WAKAYAMA                                    8,031,862
                                     ---------------------------------------------------------
                                     TAKASAKI                                   17,801,632
                                     ---------------------------------------------------------
                                            MYCAL Total                         77,407,828
      ---------------------------------------------------------------------------------------
      Parco                          HIROSHIMA                                  69,471,185
                                     ---------------------------------------------------------
                                     IKEBUKURO                                  87,524,315
                                     ---------------------------------------------------------
                                     NAGOYA PARCO                              117,254,822
                                     ---------------------------------------------------------
                                     CHIBA                                      44,931,434
                                     ---------------------------------------------------------
                                     OTSU                                       44,057,207
                                     ---------------------------------------------------------
                                     UTSUNOMIYA                                 25,534,705
                                     ---------------------------------------------------------
                                            Parco Total                        388,773,668
      ----------------------------------------------------------------------------------------
      Daisyo Kaihatsu                NIGATA                                     11,423,514
      ----------------------------------------------------------------------------------------
      LUMINE                         SHINJYUKU LUMINE                           70,536,412
      ----------------------------------------------------------------------------------------
      Daiei Leasing Company          FUKUOKA                                    30,291,650
      ----------------------------------------------------------------------------------------
      San-ai                         SHINJUKU EAST                              51,112,018
      ----------------------------------------------------------------------------------------
      ACT CITY Co. Ltd.              HAMAMATSU                                   9,718,634
      ----------------------------------------------------------------------------------------
      Chuba Kintetsu Hyakkaten       NAGOYA KINTETSU PAS,SE                     57,440,895
      ----------------------------------------------------------------------------------------
      OPA                            OKAYAMA                                    25,456,157
                                     ---------------------------------------------------------
                                     MINAMIKOSHIGAYA                            16,134,406
                                     ---------------------------------------------------------
                                     FUJISAWA                                   13,222,052
                                     ---------------------------------------------------------
                                     NAHA                                       12,542,950
                                     ---------------------------------------------------------
                                            OPA Total                           67,355,564
      ----------------------------------------------------------------------------------------
      LAFORET                        KOKURA                                     44,978,353
                                     ---------------------------------------------------------
                                     MATSUYAMA                                  22,082,823
                                     ---------------------------------------------------------
                                            LAFORET Total                    1,582,962,264
      ----------------------------------------------------------------------------------------
      Niko Niko Do                   KUMAMOTO                                   24,415,088
      ----------------------------------------------------------------------------------------
      Osaka Maru Bldg                UMEDA                                      93,111,446
      ----------------------------------------------------------------------------------------
      Takashimaya Kaihatsu           KAGOSHIMA                                   8,353,045
      ----------------------------------------------------------------------------------------
      PIVOT                          SAPPORO PIVOT                              34,246,524
      ----------------------------------------------------------------------------------------
      Citu's Meito                   SAGAMIONO                                   3,112,976
      ----------------------------------------------------------------------------------------
      Machidadaimaru                 MACHIDA                                     8,444,714
      ----------------------------------------------------------------------------------------

(iii) Accounts receivable from credit companies in respect of the sale by TRKK of CDs and other goods for month of March 1998.

                          Y71,890,728



CREDIT CARD COMPANY ADDRESS

           Customer Name                                 Address
       1 Sumitomo Credit Service                  1-15-10 Shimura Itabashi-ku,
         (Visa/Master)                            Tokyo, 174-0056

       2 JCB Card                                 1-6 Surugadai Chiyoda-ku,
                                                  Tokyo 101-0062

       3 Diners Club                              1-13-7 Shibuya Shibuya-ku,
                                                  Tokyo 150-0002

       4 American Express                         4-30-6 Ogikubo Suginami-ku,
                                                  Tokyo 167-0051

                                                                    Schedule IV

                             FORM OF REPORT


MONTH:

ACCOUNTS RECEIVABLE:


                                                     Outstanding
                                                      Amount of
                                      Brief            Account       Due Date for
  Date of Accrual     Name and    Description of     Receivable at    Payment of
    of Account       Address of      Account        the End of the     Account
    Receivable         Debtor       Receivable      Relevant Month    Receivable
  ----------------   ----------   ---------------   --------------   ------------

                                                                    Schedule V

                                   NOTICE

Ladies and gentleman:

       We hereby notify you that we have assigned as security to The Chase Manhattan Bank our accounts receivable from you as specified in the following list as of _________________.

List of Accounts Receivable

   Creditor:

   Debtor:

   Amount:

   Date of Accrual:

   Due Date for Payment:

   Kind:



Date:_____________________

                                                    Vey Truly Yours,

                                                    [Signature and seal]